Exhibit 99.6

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                     MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                   Purchaser

                      MORGAN STANLEY CREDIT CORPORATION,
                              Servicer and Seller

                      LASALLE BANK NATIONAL ASSOCIATION,
                                    Trustee

                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                 Master Servicer and Securities Administrator

                                      and

                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   Custodian

               ------------------------------------------------

                              CUSTODIAL AGREEMENT

                              As of April 1, 2006


               ------------------------------------------------

                  Morgan Stanley Mortgage Loan Trust 2006-6AR


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                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----

Section 1. Definitions.......................................................2

Section 2. Delivery of Custodial Files.......................................7

Section 3. [Reserved].......................................................10

Section 4. Obligations of the Custodian.....................................10

Section 5. Certification....................................................11

Section 6. Future Defects...................................................11

Section 7. Release for Servicing............................................11

Section 8. Limitation on Release............................................12

Section 9. Release for Payment..............................................12

Section 10. Fees of Custodian...............................................12

Section 11. Removal of Custodian............................................12

Section 12. Transfer of Custodial Files Upon Termination....................13

Section 13. Examination of Custodial Files..................................13

Section 14. Insurance of Custodian..........................................13

Section 15. Counterparts....................................................14

Section 16. Periodic Statements.............................................14

Section 17. Governing Law...................................................14

Section 18. Copies of Mortgage Documents....................................14

Section 19. Adverse Interest of Custodian...................................14

Section 20. Termination by Custodian........................................14

Section 21. Entire Agreement; Severability..................................15

Section 22. Term of Agreement...............................................15

Section 23. Notices.........................................................15

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Section 24. Successors and Assigns..........................................15

Section 25. Indemnification of the Purchaser................................15

Section 26. Indemnification of Custodian....................................16

Section 27. Reliance of Custodian...........................................16

Section 28. Transmission of Custodial Files.................................17

Section 29. Authorized Representatives......................................18

Section 30. Reproduction of Documents.......................................18

Section 31. Waiver of Trial by Jury.........................................18

Section 32. Submission To Jurisdiction; Waivers.............................18

Section 33. Compliance with Regulation AB...................................18

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                                   EXHIBITS
                                   --------


EXHIBIT 1                 REVIEW PROCEDURES

EXHIBIT 2-A               FORM OF INITIAL CUSTODIAN CERTIFICATION

EXHIBIT 2-B               FORM OF FINAL CUSTODIAN CERTIFICATION

EXHIBIT 3                 FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

EXHIBIT 4                 FORM OF OPINION OF COUNSEL TO THE CUSTODIAN

EXHIBIT 5                 AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

EXHIBIT 6                 AUTHORIZED REPRESENTATIVES OF THE SERVICER

EXHIBIT 7                 FORM OF LOST NOTE AFFIDAVIT

EXHIBIT 8                 MORTGAGE LOAN SCHEDULE

EXHIBIT 9                 SERVICING CRITERIA


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          THIS CUSTODIAL AGREEMENT, dated as of April 1, 2006 ("Agreement"), by and among Morgan Stanley Mortgage Capital Inc., having an address at 1221 Avenue of the Americas, 27th Floor, New York, New York 10020 (the "Purchaser"), Morgan Stanley Credit Corporation (formerly known as Morgan Stanley Dean Witter Credit Corporation), having an address at 2500 Lake Cook Road, Riverwoods, Illinois 60015 ("MSCC", a "Servicer" and a "Seller"), LaSalle Bank National Association having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603 (the "Trustee"), Wells Fargo Bank, National Association, having an address at 9062 Old Annapolis Road, Columbia, Maryland 21045 (the "Master Servicer" and the "Securities Administrator") and Wells Fargo Bank, National Association, a national banking association chartered under the laws of the United States of America, having an address at 24 Executive Park, Suite 100, Irvine, CA 92614 (the "Custodian");

                            W I T N E S S E T H:

          WHEREAS, the Purchaser has purchased from the Seller and the Seller has sold to the Purchaser, certain mortgage loans specified on Exhibit 1 hereto (the "Mortgage Loans"), pursuant to the terms and conditions of (i) a Third Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 between MSCC and the Purchaser (the "Purchase Agreement") and (ii) an Amended and Restated Master Servicing Agreement, dated as of February 1, 2004 between MSCC and the Purchaser (the "Servicing Agreement", and, together with the Purchase Agreement, the "Sale and Servicing Agreements");

          WHEREAS, the Mortgage Loans purchased pursuant to the Purchase Agreement will be serviced by the Servicer pursuant to the Servicing Agreement;

          WHEREAS, the Mortgage Loans purchased pursuant to the Sale and Servicing Agreements are being held by the Custodian as custodian for the Purchaser pursuant to the custody agreement referenced in the Sale and Servicing Agreements (the "Underlying Custody Agreement");

          WHEREAS, the Mortgage Loans have been transferred to Morgan Stanley Capital I Inc. (the "Depositor") pursuant to an Assignment, Assumption and Recognition Agreement, dated as of April 1, 2006, among the Seller, the Servicer, the Depositor, the Purchaser, the Master Servicer and the Trustee;

          WHEREAS, the Mortgage Loans have been transferred to the Trustee on behalf of the Morgan Stanley Mortgage Loan Trust 2006-6AR (the "Trust") pursuant to the Pooling and Servicing Agreement dated as of April 1, 2006 (the "PSA"), among the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

          WHEREAS, the Mortgage Loans will be master serviced by the Master Servicer pursuant to the PSA and serviced by the Servicer pursuant to the Servicing Agreement;

          WHEREAS, the Trust desires to have the Custodian take possession of the mortgage and mortgage notes (collectively, the "Mortgage Notes") for the Mortgage Loans,

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along with certain other documents specified herein, as the Custodian of the
Trust or subsequent purchasers of the Mortgage Loans, in accordance with the terms and conditions hereof; and

          NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

      Section 1. Definitions.

          For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

          Adjustable Rate Mortgage Loan: An adjustable rate Mortgage Loan purchased pursuant to a Purchase Agreement.

          Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agreement: This Custodial Agreement and all amendments and attachments hereto and supplements hereof.

          Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

          Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (except for the omission of the name of the assignee), sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

          Balloon Mortgage Loan: Any Mortgage Loan which by its original terms or any modifications thereof provides for amortization beyond its scheduled maturity date.

          Business Day: Any day other than (i) a Saturday or Sunday, (ii) a day on which banking and savings and loan institutions in the State of New York, or the state in which the Servicer's servicing operations are located or
(iii) the state in which the Custodian's operations are located, are authorized or obligated by law or executive order to be closed.

          Certification: A final certification as to each Mortgage Loan, which Certification is delivered to the Purchaser by the Custodian in the form annexed hereto as Exhibit 2.

          Closing Date: April 28, 2006.

          CLTV: As of any date and as to any Second Lien Loan, the ratio, expressed as a percentage, of the (a) sum of (i) the outstanding principal balance of the Second Lien Loan and (ii) the outstanding principal balance as of such date of any mortgage loan or mortgage loans that

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are senior or equal in priority to the Second Lien Loan and which are secured by the same Mortgaged Property to (b) the appraised value of the Mortgaged Property.

          Co-op: A private, cooperative housing corporation, having only one class of stock outstanding, which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes the sale of stock and the issuance of a Co-op Lease.

          Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

          Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

          Custodian: Wells Fargo Bank, National Association, or its successor in interest or permitted assigns, or any successor to the Custodian under this Agreement as herein provided.

          Custodial File: As to each Mortgage Loan, any mortgage loan documents which are delivered to the Custodian or which at any time come into the possession of the Custodian.

          Cut-off Date: April 1, 2006.

          Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

          Fannie Mae: The Federal National Mortgage Association, or any successor thereto.

          First Lien Loan: Any Mortgage Loan secured by a first lien on the related Mortgaged Property.

          Fixed Rate Mortgage Loan: A fixed rate mortgage loan purchased pursuant to a Purchase Agreement.

          Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

          Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

          High Cost Loan: A Mortgage Loan classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, (b) a "high cost home," "threshold," "covered," "high risk home," or "predatory" loan under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having


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high interest rates, points and/or fees) or (c) a Mortgage Loan categorized as
High Cost pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

          Home Loan: A Mortgage Loan categorized as Home Loan pursuant to Appendix E of Standard & Poor's Glossary.

          Index: The index indicated in the related Mortgage Note for each Adjustable Rate Mortgage Loan.

          Interest Rate Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note and the Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

          Lifetime Rate Cap: The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder. The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the Lifetime Rate Cap set forth as an amount per annum on the Mortgage Loan Schedule.

          Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the outstanding principal amount of the Mortgage Loan as of the Cut-off Date (unless otherwise indicated), to the lesser of (a) the Appraised Value of the Mortgaged Property at origination and
(b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

          MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, and its successors in interest.

          MERS Designated Mortgage Loan: Any Mortgage Loans for which (a) the applicable Seller has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for such Seller, in accordance with MERS Procedure Manual,
(b) such Seller has designated or will designate the Purchaser as the Investor on the MERS(R) System, and (c) such Seller has designated or will designate the Custodian as the Custodian on the MERS(R) System. The Purchaser or its designee will advise the Custodian in writing of any MERS Designated Mortgage Loans being delivered on any Delivery Date.

          MERS Identification Number: The eighteen digit number permanently assigned to each MERS Designated Mortgage Loan.

          MERS Procedures Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

          MERS Report: The report from the MERS System listing MERS Designated Mortgage Loans and other information.

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          MERS(R) System: MERS electronic registry system, as more
particularly described in the MERS Procedure Manual.

          Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

          Mortgage: With respect to a Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien, in the case of a First Lien Loan, or a second lien, in the case of a Second Lien Loan, on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien in the case of a First Lien Loan, and with respect to a Second Lien Loan, a second lien, in each case, upon a leasehold estate of the Mortgagor. With respect to a Co-op Loan, the Security Agreement.

          Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan in accordance with the provisions of the Mortgage Note.

          Mortgage Interest Rate Cap: With respect to an Adjustable Rate Mortgage Loan, the limit on each Mortgage Interest Rate adjustment as set forth in the related Mortgage Note.

          Mortgage Loan Package: The pool of Mortgage Loans, which shall be purchased by the Purchaser from the Seller on the Closing Date and designated as being held by the Custodian.

          Mortgage Loan Schedule: The schedule of Mortgage Loans setting forth the following information with respect to each Mortgage Loan in the Mortgage Loan Package as of the close of business on the Cut-off Date: (1) the applicable Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgagor is self-employed; (5) a code indicating whether the Mortgaged Property is owner-occupied; (6) the number and type of residential units constituting the Mortgaged Property; (7) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (8) with respect to each First Lien Loan, the Loan-to-Value Ratio at origination, and with respect to each Second Lien Loan, the CLTV at origination; (9) the Mortgage Interest Rate as of the Cut-off Date; (10) the day of the month on which the Monthly Payment is due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (11) the stated maturity date; (12) the first payment date; (13) the amount of the Monthly Payment as of the Cut-off Date; (14) the last payment date on which a payment was actually applied to the outstanding principal balance; (15) the original principal amount of the Mortgage Loan; (16) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due and collected on or before the Cut-off Date; (17) delinquency status as of the Cut-off Date; (18) with respect to each Adjustable Rate Mortgage Loan, the Interest Rate Adjustment Date; (19) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin; (20) with respect to each Adjustable Rate


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Mortgage Loan, the Lifetime Rate Cap under the terms of the Mortgage Note;
(21) with respect to each Adjustable Rate Mortgage Loan, a code indicating the type of Index; (22) the type of Mortgage Loan (i.e., Fixed or Adjustable Rate Mortgage Loan, First or Second Lien Loan); (23) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (24) a code indicating the documentation style (i.e., full, alternative or reduced); (25) asset verification (Y/N); (26) the loan credit classification (as described in the Underwriting Guidelines); (27) whether such Mortgage Loan provides for a Prepayment Penalty and, if applicable, the Prepayment Penalty period; (28) the Mortgage Interest Rate as of origination;
(29) the credit risk score (FICO score); (30) the date of origination; (31) with respect to Adjustable Rate Mortgage Loans, the Mortgage Interest Rate adjustment period; (32) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate adjustment percentage; (33) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate floor; (34) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate Cap as of the first Interest Rate Adjustment Date; (35) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap subsequent to the first Interest Rate Adjustment Date; (36) with respect to each Adjustable Rate Mortgage Loan, a code indicating whether the Mortgage Loan provides for negative amortization; (37) with respect to each Adjustable Rate Mortgage Loan with negative amortization, the negative amortization limit; (38) a code indicating whether the Mortgage Loan is a Home Loan; (39) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan; (40) the Due Date for the first Monthly Payment; (41) the original Monthly Payment due; (42) a code indicating the PMI Policy provider and percentage of coverage, if applicable;
(43) Appraised Value; (44) appraisal type; (45) automated valuation model
(AVM); (46) appraisal date; (47) with respect to the related Mortgagor, the debt-to-income ratio; and (48) the MERS Identification Number, if any. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; (4) the weighted average maturity of the Mortgage Loans; (5) the Cut-off Date; and (6) the applicable Closing Date. The Mortgage Loan Schedule in connection with the Closing Date is attached hereto as
Exhibit 8.

          Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

          Mortgaged Property: With respect to a Mortgage Loan that is not a Co-op Loan, the real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note. With respect to a Co-op Loan, the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

          Mortgagor: The obligor on a Mortgage Note.

          Periodic Rate Cap: The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Interest Rate Adjustment Date above or below the Mortgage Interest Rate previously in effect. The Periodic Rate Cap for each Adjustable Rate Mortgage Loan is the rate set forth as such on the Mortgage Loan Schedule.



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          Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

          PMI Policy: A policy of primary mortgage guaranty insurance issued by an insurer acceptable under the Seller's underwriting guidelines and qualified to do business in the jurisdiction where the Mortgaged Property is located.

          Prepayment Charge: With respect to each Mortgage Loan, the penalty if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

          Purchase Agreement: With respect to any Mortgage Loan, the agreement pursuant to which the Purchaser purchases such Mortgage Loan.

          Purchaser: Morgan Stanley Mortgage Capital Inc., or its successor in interest or assigns, or any successor to the Purchaser under a Sale and Servicing Agreement as therein provided.

          Second Lien Loan: A Mortgage Loan secured by a second lien Mortgage on the related Mortgaged Property.

          Security Agreement: The agreement creating a security interest in the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

          Seller: Morgan Stanley Credit Corporation (formerly known as Morgan Stanley Dean Witter Credit Corporation), or its successor in interest or assigns, or any successor to the Seller under the Sale and Servicing Agreements as therein provided.

          Servicer: With respect to any Mortgage Loan, the Person acting as servicer under the Servicing Agreement.

          Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., and any successor thereto.

          Standard & Poor's Glossary: The Standard & Poor's LEVELS(R) Glossary, as may be in effect from time to time.

      Section 2. Delivery of Custodial Files.

          The Seller will deliver and release to the Custodian on or prior to April 28, 2006 (the "Closing Date") the following original documents pertaining to each of the Mortgage Loans identified in the Mortgage Loan
Schedule:

          (a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of __________, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer. Any endorsement may be contained on an allonge (or in lieu of an original endorsement or allonge, a facsimile or a portable document


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format (PDF) copy thereof). If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Last Endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by "[Last Endorsee], formerly known as [previous name]";

          (b) the original of any guarantee executed in connection with the Mortgage Note;

          (c) with respect to Mortgage Loans that are not Co-op Loans, the original Mortgage with evidence of recording thereon. With respect to any Co-op Loan, an original or copy of the Security Agreement;

          (d) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

          (e) with respect to Mortgage Loans that are not Co-op Loans, the original Assignment of Mortgage for each Mortgage Loan (or, in lieu of an original signature page of the Assignment of Mortgage, a facsimile or a Portable Document Format (PDF) copy thereof), in form and substance acceptable for recording (except with respect to MERS Designated Mortgage Loans). The Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]". With respect to any Co-op Loan, an original or copy of the assignment of the Security Agreement endorsed in blank, together with all intervening assignments thereof;

          (f) with respect to Mortgage Loans that are not Co-op Loans, the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Seller to the Last Endorsee (or, in the case of a MERS Designated Mortgage Loan, MERS) with evidence of recording thereon;

          (g) with respect to Mortgage Loans that are not Co-op Loans, the original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company;

          (h) the original or, if unavailable, a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

          (i) with respect to any Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement of the interests of the mortgagee with respect to the Co-op Loan by the residential cooperative housing corporation, the stock of which was pledged by the related Mortgagor to the originator of such Co-op Loan; (iv) copies of the financing statement filed by the originator as secured party and, if


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applicable, a filed UCC-3 Assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by the Seller; and

          (j) if any of the above documents has been executed by a person holding a power of attorney, an original or photocopy of such power certified by the Seller to be a true and correct copy of the original.

          In the event any document required to be delivered to the Custodian in the Custodial Agreement, including an original or copy of any document submitted for recordation to the appropriate public recording office, is not so delivered to the Custodian, or to such other Person as the Purchaser shall designate in writing, within 180 days following the Closing Date (other than with respect to the Assignments of Mortgage which shall be delivered to the Custodian in blank and recorded subsequently by the Purchaser or its designee), and in the event that the Seller does not cure such failure within 30 days of discovery or receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at the price and in the manner specified in Subsection 9.03 of the Purchase Agreement. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver an original document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of a servicing officer of the Seller, confirming that such documents have been accepted for recording; provided that, upon request of the Purchaser and delivery by the Purchaser to the Seller of a schedule of the Mortgage Loans, the Seller shall reissue and deliver to the Purchaser or its designee said officer's certificate.

          From time to time, the Seller shall forward to the Custodian additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan approved by the Seller, in accordance with the terms of the related Purchase Agreement. All such mortgage documents held by the Custodian as to each Mortgage Loan shall constitute the "Custodial File".

          At the request of the Purchaser, the Seller shall submit for recording at the sole expense of the Seller, in the appropriate public office for real property records, each assignment referred to in Sections 2(e) and
(f) above; provided, however, that the assignments referred to in Section 2(e) shall not be recorded for Mortgages for which the Mortgaged Property is located in California (unless required by the Purchaser). In the event that any such assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare a substitute assignment to cure such defect and thereafter cause each such assignment to be duly recorded.

          On or prior to the Closing Date the Seller shall deliver to the Custodian a copy of the Mortgage Loan Schedule in an electronic, machine readable medium on a form mutually acceptable to the Seller and the Custodian.

          Notwithstanding anything to the contrary contained in this Section 2, in those instances where the public recording office retains or loses the original Mortgage or assignment after it has been recorded, the obligations of the Seller shall be deemed to have been satisfied upon delivery by the Seller to the Purchaser or its designee prior to the Closing Date of a copy of such Mortgage or assignment, as the case may be, certified (such certification to be an original thereof) by the public recording office to be a true and complete copy of the recorded original thereof.

      Section 3. [Reserved].

      Section 4. Obligations of the Custodian.

          (a) The Custodian shall maintain continuous custody of all items constituting the Custodial Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of the Trustee, on behalf of the Trust therein. Each Mortgage Note (and Assignment of Mortgage) shall be maintained in fire resistant facilities.

          (b) With respect to the documents constituting the Custodial File relating to a Mortgage Loan listed on the Mortgage Loan Schedule, the Custodian shall (i) act exclusively as the bailee of, and Custodian for, the Trustee, on behalf of the Trust, (ii) hold all documents constituting such Custodial File received by it for the exclusive use and benefit of the Trustee, on behalf of the Trust, and (iii) make disposition thereof only in accordance with the terms of this Custodial Agreement.

          (c) In the event that (i) the Trustee, the Purchaser, the Seller, or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodial File or any document included within a Custodial File or (ii) a third party shall institute any court proceeding by which any Custodial File or a document included within a Custodial File shall be required to be delivered otherwise than in accordance with the provisions of this Custodial Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Custodial Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law, continue to hold and maintain all the Custodial Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Custodial File or any document included within such Custodial File as directed by the Purchaser which shall give a direction consistent with such determination. Expenses and fees (including attorney's fees) of the Custodian incurred as a result of such proceedings shall be borne by the Trust.

          (d) The Trustee, on behalf of the Trust, hereby acknowledges that the Custodian shall not be responsible for the validity and perfection of the Trust's security interest in the Mortgage Loans hereunder, other than the Custodian's obligation to take possession of the Custodial Files as set forth in Section 2 hereof

          (e) The Custodian shall have no duties or responsibilities except those that are specifically set forth herein, or as subsequently agreed in writing by the parties hereto, and no implied covenants or obligations shall be read into this Agreement against the Custodian.

          (f) The Custodian shall have no responsibility nor duty with respect to any Custodial Files while not in its possession.

          (g) The Custodian shall be under no obligation to make any investigation into the facts or matters stated in any resolution, exhibit, request, representation, opinion, certificate, statement, acknowledgement, consent, order or document in the Custodial File.

          (h) The Custodian shall not be liable with respect to any action taken or omitted to be taken in accordance with the written direction, instruction, acknowledgement, consent or any other communication from the Trustee or the Master Servicer.

          (i) The provisions of this Section 4 shall survive the resignation or removal of the Custodian and the termination of this Custodial Agreement.

          (j) The Custodian shall not be an agent of the Trustee and the Trustee shall have no responsibility or liability on the actions or omissions of the Custodian.

      Section 5. Certification.

          On or prior to the Closing Date, and as a condition to such closing, the Custodian shall deliver via facsimile (with original to follow the next Business Day) to the Purchaser and the Trustee a Certification indicating whether or not all documents required to be delivered to it are in its possession. The Custodian shall deliver to the Purchaser and the Trustee a Certification (which may be delivered electronically by e-mail) to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification): (i) all documents required to be delivered to it are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) each Custodial File has been reviewed in accordance with the review procedures set forth in Exhibit 1 hereto; and (iv) each Mortgage Note has been endorsed as provided in Section 2 of this Agreement. The Custodian shall not be responsible to verify the validity, sufficiency or genuineness of any document in any Custodial File. Such Certification shall include a list of any exceptions outstanding. Thereafter, the Custodian shall update the Certification (which shall be delivered in EXCEL format by e-mail) every thirty (30) days or upon request until all Custodial Files are certified to be complete.

      Section 6. Future Defects.

          During the term of this Agreement, if the Custodian discovers any defect with respect to the Custodial File, the Custodian shall give written specification of such defect to the Purchaser. For purposes of this section, "defect" shall mean a failure of a document to correspond to the information set forth in the Mortgage Loan Schedule or the absence of a Mortgage File or any part thereof or any other document required pursuant to this Agreement. The Seller shall be solely responsible for completing or correcting any missing, incomplete or inconsistent documents, and the Custodian shall not be responsible or liable for taking any such action, causing the Seller or any other person or entity to do so or notify any person that ay such action has or has not been taken.

      Section 7. Release for Servicing.

          From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian shall, upon receipt in writing or facsimile or electronic form from the Trustee or the Master Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit 3 (each, a "Request for Release"), release to the Trustee or the Master Servicer, as applicable, the Custodial File set forth in such Request for Release within two (2) Business Days of receipt of such request. The Trustee or the Master Servicer, as applicable, shall return to the Custodian the Custodial File when the Trustee's or the Master Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated. In such a case, upon receipt by the Custodian of an additional Request for Release certifying such liquidation from the Trustee or the Master Servicer, the Request for Release submitted pursuant to the first sentence of this Section 7 shall be deemed released by the Custodian to the Trustee or the Master Servicer.

      Section 8. Limitation on Release.

          The foregoing provision respecting release to the Trustee or its designee (which may be the Master Servicer) of the Custodial Files or documents by the Custodian shall be operative only to the extent that the Custodian shall not have released to the Trustee or its designee (which may be the Master Servicer) Custodial Files or documents (including those requested) pertaining to more than fifteen (15) Mortgage Loans at the time. Any additional Custodial Files or documents requested to be released to the Trustee or its designee (which may be the Master Servicer) may be released upon written authorization of the Trustee or its designee (which may be the Master Servicer). The limitations of this paragraph shall not apply to the release of Custodial Files under Section 9 below.

      Section 9. Release for Payment.

          Upon the repurchase of any Mortgage Loan pursuant to the Purchase Agreement, or upon the payment in full of any Mortgage Loan, and upon receipt by the Custodian of the Trustee's or the Master Servicer's written Request for Release in written or facsimile or electronic form (which certification shall include a statement to the effect that all amounts payable to the Securities Administrator in connection with a repurchase have been remitted to the Securities Administrator as provided in the Purchase Agreement), the Custodian shall promptly release the related Custodial File in accordance with such Request for Release.

      Section 10. Fees of Custodian.

          The Custodian shall charge such fees and expenses for its services under this Agreement as are set forth in a separate agreement between the Custodian, the Purchaser and the Securities Administrator, the payment of which fees, shall be solely the obligation of the Securities Administrator. The obligations of the Securities Administrator to pay Custodian for such fees and expenses in connection with services provided by Custodian hereunder shall survive the termination of this agreement, or the resignation or removal of the Custodian.

      Section 11. Removal of Custodian.

          The Trustee, with or without cause, may (but is not obligated to, unless requested to do so by a majority of Certificateholders) (i) require the Custodian to complete the endorsements on the Mortgage Notes and to complete and record the Assignments of Mortgage (in either case, at no expense to the Custodian), and/or (ii) upon at least 45 days' notice remove and discharge the Custodian from the performance of its duties under this Agreement by written notice from the Trustee to the Custodian. Having given notice of such removal, the Trustee promptly shall appoint a successor Custodian (and if the Custodian is removed at the direction of a majority of Certificateholders such successor shall be selected by such majority) to act on behalf of the Trustee by written instrument, one original counterpart of which instrument shall be delivered to the Trustee, with an original to the successor Custodian. In addition, the Trustee may terminate the Custodian upon written notice with respect to some or all of the Mortgage Loans upon the sale or other transfer of such Mortgage Loans to a subsequent purchaser. In the event of any removal, the Custodian shall, at the expense of the Trust, promptly transfer to the successor custodian or subsequent purchaser, as directed, all Custodial Files being administered under this Agreement relating to such Mortgage Loans, and shall assign the Mortgages and endorse the Mortgage Notes to the successor Custodian or subsequent purchaser if the endorsements on the Mortgage Notes and the Assignments of Mortgages have been completed in the name of the Custodian.

      Section 12. Transfer of Custodial Files Upon Termination.

          If the Custodian is furnished written evidence from the Trustee or the Master Servicer that the Servicing Agreement has been terminated as to any or all of the Mortgage Loans, upon written request of the Trustee or the Master Servicer, as applicable, and, if requested by the Custodian, receipt of proof satisfactory to the Custodian of the ownership of the Mortgage Loans, the Custodian shall release to such persons as the Purchaser shall designate the Custodial Files relating to such Mortgage Loans, and shall assign the Mortgages and endorse the Mortgage Notes as the Purchaser shall request at the Trust's expense.

      Section 13. Examination of Custodial Files.

          Upon two (2) Business Days' prior written notice to the Custodian, the Trustee, the Purchaser and their respective agents, accountants, attorneys and auditors will be permitted during normal business hours to examine at the expense of the requesting party the Custodial Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans in the Mortgage Loan Package.

      Section 14. Insurance of Custodian.

          At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as Custodian. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgage-Backed Securities Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Seller's & Servicer's Guide. A certificate of the respective insurer as to each such policy, with a copy of such policy attached, shall be furnished to the Purchaser and the Trustee upon request.

      Section 15. Counterparts.

          For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

      Section 16. Periodic Statements.

          Upon the written request of the Trustee or the Master Servicer, the Custodian shall provide to the Trustee or the Master Servicer a list of all the Mortgage Loans for which the Custodian holds a Custodial File pursuant to this Agreement (which such list may be provided electronically by e-mail). Such list may be in the form of a copy of the Mortgage Loan Schedule with manual deletions to specifically denote any Mortgage Loans paid off or repurchased since the date of this Agreement.

      Section 17. Governing Law.

          This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 18. Copies of Mortgage Documents.

          Upon the request of the Trustee or the Master Servicer and at the cost and expense of the Trust, the Custodian shall provide to the Trustee or the Master Servicer copies of the Mortgage Notes, Mortgages, Assignments of Mortgage and other documents relating to one or more of the Mortgage Loans.

      Section 19. Adverse Interest of Custodian.

          By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

      Section 20. Termination by Custodian.

          The Custodian may terminate its obligations under this Agreement upon at least 60 days' notice to the Purchaser. In the event of such termination, the Purchaser shall appoint a successor Custodian. The payment of such successor Custodian's fees and expenses shall be solely the responsibility of the Securities Administrator. Upon such appointment, the Custodian shall (i) promptly notify the Purchaser and (ii) promptly transfer to the successor Custodian, as directed, all Custodial Files being administered under this Agreement, and shall assign the Mortgages and endorse the Mortgage Notes to the successor Custodian. In the event of termination by the Custodian, then such transfer shall be at the expense of the Custodian; provided, however, in the event that the Custodian terminates its obligations hereunder due in part to nonpayment of the Custodian's fees pursuant to
Section 10, then such transfer shall be at the expense of the Purchaser. In the event that no successor Custodian shall have been appointed and shall have accepted such appointment before the expiration of such 60 day notice period, the terminating Custodian may petition any court of competent jurisdiction to appoint a successor and promptly notify the Purchaser of such petition.

      Section 21. Entire Agreement; Severability.

          This Agreement contains the entire agreement with respect to the rights and obligations of the Custodian among the parties hereto. If any provisions of this Custodial Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

      Section 22. Term of Agreement.

          Unless terminated pursuant to Section 11 hereof, this Agreement shall terminate upon the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due the Securities Administrator under the Servicing Agreement. In such event all documents remaining in the Custodial Files shall be released in accordance with the written instructions of the Purchaser.

      Section 23. Notices.

          Unless otherwise specifically provided herein, all demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the recipient party at the address shown on the first page hereof, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

      Section 24. Successors and Assigns.

          This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Custodian may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any entity succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 25. Indemnification of the Purchaser.

          In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that was in its possession pursuant to Section 2 within five (5) Business Days after required or requested by the Purchaser or its designee, and provided, that (i) Custodian previously delivered to the Trustee or the Master Servicer a Certification with respect to such document; (ii) such document is not outstanding pursuant to a request for release of documents and receipt in the form annexed hereto as Exhibit 3; and (iii) such document was held by the Custodian on behalf of the Trustee (a "Custodial Delivery Failure"), then the Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to such Purchaser or its designee upon request, a Lost Note Affidavit in the form of Exhibit 7 annexed hereto and
(b)with respect to any missing document related to such Mortgage Loan including but not limited to, a missing Mortgage Note, indemnify the Trustee in accordance with the succeeding paragraph of this Section 25.

          The Custodian agrees to indemnify and hold the Purchaser, the Trustee and the Master Servicer harmless against any and all direct liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable attorneys' fees, that may be imposed on, incurred by, or asserted against it or them directly relating to or arising out of such Custodial Delivery Failure. In no event shall the Custodian or its directors, officers, agents and employees be liable for any special, indirect or consequential damages from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages. The foregoing indemnification shall survive any termination or assignment of the Custodial Agreement.

      Section 26. Indemnification of Custodian.

          Except as set forth in Section 25, neither the Custodian nor any of its directors, officers, agents or employees, shall be liable to any Person for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Custodial Agreement, except for a breach of its obligations hereunder, which breach was caused by its or their own negligence, bad faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable to any Person for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

          The Trust agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable attorneys' fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder except for such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, bad faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement or the removal or resignation of the Custodian hereunder.

      Section 27. Reliance of Custodian.

          (a) In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinion furnished to the Custodian, believed by the Custodian to have been signed or presented by an Authorized Representative and conforming in form only to the requirements of this Custodial Agreement; but in the case of any certificate or opinion which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement.

          (b) In the absence of bad faith on the part of the Custodian, the Custodian may rely upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or any other communication believed by the Custodian to be genuine and to have been signed or made by an Authorized Representative.

          (c) This Section shall not be construed to limit the effect of any provision of this Custodial Agreement respecting the rights or remedies of the Custodian or any other right of the Custodian.

          (d) No provision of this Agreement shall require Custodian to expend or risk its own funds or otherwise incur financial liability (other than expenses or liabilities otherwise required to be incurred by the express terms of this Agreement) in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

          (e) Any corporation into which Custodian may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Custodian shall be a party, or any corporation succeeding to the business of Custodian shall be the successor of Custodian hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

      Section 28. Transmission of Custodial Files.

          Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of mortgage files and loan documents in the performance of the Custodian's duties hereunder shall be delivered by the Purchaser or its designee to the Custodian prior to any shipment of any mortgage files and loan document hereunder at the cost and expense of the Purchaser and the Purchaser will maintain such insurance against loss or damage to mortgage files and loan documents as the Purchaser deems appropriate. Without limiting the generality of the provisions of Sections 25 and 26 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including, without limitation, the Purchaser or its designees arising out of actions of the Custodian consistent with instructions of Purchaser or its designees. In the event the Custodian does not receive such written instructions, the Custodian may utilize any nationally recognized courier service and shall be indemnified as provided herein for such usage.

      Section 29. Authorized Representatives.

          Each individual designated as an authorized representative of the parties hereto (each, an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on their behalf, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Exhibits 5, and 6 hereof, respectively. From time to time, the parties hereto may, by delivering to the others a revised exhibit, change the information previously given pursuant to this
Section 29, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

      Section 30. Reproduction of Documents.

          This Custodial Agreement and all documents relating thereto except with respect to the Custodial File, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

      Section 31. Waiver of Trial by Jury.

          THE PARTIES HERETO EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      Section 32. Submission To Jurisdiction; Waivers.

          The Custodian hereby irrevocably and unconditionally:

          (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH

ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE PURCHASER SHALL HAVE BEEN NOTIFIED; AND

          (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

      Section 33: Compliance With Regulation AB

   The Purchaser and the Custodian further agree as follows:

      (a) Defined Terms: The following terms are used in this Section 33 as defined below:


          Commission: The United States Securities and Exchange Commission.

          Exchange Act. The Securities Exchange Act of 1934, as amended.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Securities Act: The Securities Act of 1933, as amended.

          Securitization Transaction. Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
(2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.


          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

      (b) Additional Information to Be Provided by the Custodian. For so long as the Certificates are outstanding, for the purpose of satisfying the Company's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Company in writing of any material litigation or governmental proceedings pending against the Custodian that would be material to Certificateholders, and (b) provide to the Company a written description of such proceedings. Any notices and descriptions required under this Section 33 shall be given no later than five Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event. As of the date the Company or Master Servicer files each Report on Form 10-D or Form 10-K with respect to the Certificates, the Custodian will be deemed to represent that any information previously provided under this Section 33, if any, is materially correct and does not have any material omissions unless the Custodian has provided an update to such information.

      (c) Report on Assessment of Compliance and Attestation: For so long as the Purchaser or the Master Servicer, as applicable, is filing an annual report on Form 10-K in accordance with the Exchange Act and the rules and regulations of the Commission, on or before March 12 of each calendar year, commencing in 2007, the Custodian shall:

          (A) deliver to the Purchaser and the Master Servicer a report (in form and substance reasonably satisfactory to the Purchaser and such Master Servicer ) regarding the Custodian's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and the Master Servicer and signed by an authorized officer of the Custodian, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 9 hereto. The Custodian shall not, without the prior written consent of the Purchaser and the Master Servicer, cease to perform any of the Servicing Criteria specified on such certification; and

          (B) deliver to the Purchaser and the Master Servicer a report of a registered public accounting firm reasonably acceptable to the Purchaser and the Master Servicer that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

      (d) Indemnification

          (A) The Custodian shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                                    (i) (A) any untrue statement of a material
                           fact contained or alleged to be contained in any information, report, certification, data, accountants' attestation or other material provided under this Section 33 by or on behalf of the Custodian, or provided under this Section 33 by or on behalf of any Subservicer or Subcontractor (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated in the Custodian Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or;

                                    (ii) any breach by the Custodian of its
                           obligations under this Section 33, including particularly any failure by the Custodian, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 33, including any failure by the Custodian to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

                                    (iii) the negligence, bad faith or willful
                           misconduct of the Custodian in connection with its performance under this Section 33.

          If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Custodian agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Custodian on the other.

          In the case of any failure of performance described in clause
(d)(ii) of this Section, the Custodian shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Custodian, any Subservicer, or any Subcontractor.

          This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.


                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                      MORGAN STANLEY MORTGAGE
                                      CAPITAL INC., as Purchaser


                                      By:  /s/  Valerie Kay
                                         --------------------------------
                                         Name:  Valerie Kay
                                         Title: VP

                                      MORGAN STANLEY CREDIT
                                      CORPORATION, as Seller and Servicer


                                      By:  /s/  David L. Bianucci
                                         --------------------------------
                                         Name:  David L. Bianucci
                                         Title: Senior Vice President

                                      LASALLE BANK NATIONAL
                                      ASSOCIATION, as Trustee of Morgan
                                      Stanley Mortgage Loan Trust 2006-6AR


                                      By:  /s/  Christopher Lewis
                                         --------------------------------
                                         Name:  Christopher Lewis
                                         Title: Assistant VP

                                      WELLS FARGO BANK, NATIONAL
                                      ASSOCIATION, as Master Servicer
                                      and Securities Administrator


                                      By:  /s/  Patricia Russo
                                         --------------------------------
                                         Name:  Patricia Russo
                                         Title: VP

                                      WELLS FARGO BANK, NATIONAL
                                      ASSOCIATION, as Custodian


                                      By:  /s/  Patrick Gorrien
                                         --------------------------------
                                         Name:  Patrick Gorrien
                                         Title: VP

                                   EXHIBIT 1

                               REVIEW PROCEDURES

          This Exhibit 1 sets forth the Custodian's review procedures for each item listed below delivered by the Purchaser or its designee pursuant to the Custodial Agreement, dated as of April 1, 2006 (the "Agreement"), among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Credit Corporation, LaSalle Bank National Association and Wells Fargo Bank, National Association, as Master Servicer, Securities Administrator and Custodian to which this Exhibit is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

         a) the Mortgage Note and the Mortgage each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and Mortgagor or grantor, or in the case of copies of the Mortgage permitted under Section 2 of the Agreement, that such copies bear a reproduction of such signature;

         b) amount of the Mortgage Note is the same as the amount specified on the related Mortgage;

         c)   the mortgagee is the same as the payee on the Mortgage Note;

         d) the Mortgage contains a legal description other than address, city and state;

         e) the notary section (acknowledgment) is present and attached to the related Mortgage and is signed;

         f) neither the original Mortgage Note, nor the copy of the Mortgage delivered pursuant to the Agreement, nor the original Assignment of Mortgage contain any notations on their face which appear in the good faith judgment of the Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer;

         g) the Mortgage Note is endorsed in blank by the named holder or payee thereof;

         h) each original Assignment of Mortgage (or, in lieu of an original signature page of the Assignment of Mortgage, a facsimile or a Portable Document Format (PDF) copy thereof) and any intervening assignment of mortgage, if applicable, appears to bear the original, or copy, as applicable, signature of the named mortgagee or beneficiary including any subsequent assignors, as applicable, or in the case of copies permitted under Section 2, that such copies appear to bear a reproduction of such signature or signatures and the officer's certificate of the Seller, or certification of the title company, escrow agent or closing attorney accompanying such copies appears to bear an original signature or a reproduction of such signature, and the intervening assignments of mortgage evidence a complete chain of assignment and transfer of the related Mortgage from the originating Person to the Seller (or, in the case of a MERS Designated Mortgage Loan, MERS);



                                   Exh. 1-1

         i) the date of each intervening assignment is on or after the date of the related Mortgage and/or the immediately preceding assignment, as the case may be;

         j) the notary section (acknowledgment) is present and attached to each intervening assignment and is signed;

         k) based upon a review of the Mortgage Note (and, in the case of a MERS Designated Mortgage Loan and item (48), the MERS Report), items (1), (2), (3), (11), (15), (19), (20), (28), (33), (40),
                (41) and (48) as set forth in the Mortgage Loan Schedule delivered by the Seller to the Custodian are correct;

         l) with respect to each MERS Designated Mortgage Loan, the Purchaser is named as the "Investor" on the MERS System (provided the Custodian shall only be required to verify item
                (48) in clause k and the information in this clause 1 in connection with the initial Certification regarding each Mortgage Loan Package);

         m) with respect to each Mortgage Loan that is not a Co-op Loan, the original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company contains the correct Mortgagor(s) name and a legal description, and the insured amount is no less than the amount specified on the related Mortgage; and

         n) with respect to each Co-op Loan, the Custodian has received (i) a copy of the Co-op Lease and the assignment of such Co-op Lease, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; and
                (iii) if applicable, a filed UCC-3 Assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by the Seller.

                                   Exh. 1-2

                                  EXHIBIT 2-A

                    FORM OF INITIAL CUSTODIAN CERTIFICATION

                                April 28, 2006

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attn: Global Securities and Trust Services MSM 2006-6AR


      Re:   Pooling and Servicing Agreement ("Pooling and Servicing
            -------------------------------------------------------
            Agreement") relating to Morgan Stanley Mortgage Loan Trust
            ----------------------------------------------------------
            2006-6AR, Mortgage Pass-Through Certificates, Series 2006-6AR
            -------------------------------------------------------------

Ladies and Gentlemen:

      In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that, except for the exceptions noted on the schedule attached hereto, (a) all documents required to be delivered to the Custodian pursuant to Sections 2.01(a)(i) through (iv) and (ix)(b), (c) (solely to the extent of the UCC-1), (g) and (h), and if delivered to it, the documents identified in
Section 2.01(a)(v) through (vii) and (ix)(c) (solely to the extent of the UCC-3) and (f) of the Pooling and Servicing Agreement are in its possession,
(b) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan, (c) based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan and (d) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement. The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Custodian makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.



                                  Exh. 2-A-1

      The Custodian acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

                                  Exh. 2-A-2

      Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION
                                        as Custodian


                                        By:      _______________________
                                                 Authorized Representative



                                  Exh. 2-A-3

                                  EXHIBIT 2-B

                     FORM OF FINAL CUSTODIAN CERTIFICATION

                                                   ---------------------------
                                                   [90 days from Closing Date]

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attn: Global Securities and Trust Services MSM 2006-6AR


      Re:   Pooling and Servicing Agreement ("Pooling and Servicing
            -------------------------------------------------------
            Agreement") relating to Morgan Stanley Mortgage Loan Trust
            ----------------------------------------------------------
            2006-6AR, Mortgage Pass-Through Certificates, Series 2006-6AR
            -------------------------------------------------------------

Ladies and Gentlemen:

      In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that, except for the exceptions noted on the schedule attached hereto, (a) all documents required to be delivered to the Custodian pursuant to Sections 2.01(a)(i) through (iv) and (ix)(b), (c) (solely to the extent of the UCC-1), (g) and (h), and if delivered to it, the documents identified in
Section 2.01(a)(v) through (vii) and (ix)(c) (solely to the extent of the UCC-3) and (f) of the Pooling and Servicing Agreement are in its possession,
(b) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan, (c) based on its examination and only as to the foregoing documents, these documents with respect to each Mortgage Loan accurately reflect the information contained in the Mortgage Note and Mortgage and (d) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement. The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan


                                  Exh. 2-B-1

Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      The Custodian acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

      Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                     as Custodian


                                     By:      _______________________
                                              Authorized Representative



                                  Exh. 2-B-2

                                   EXHIBIT 3
                                   ---------


                 REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT
                 --------------------------------------------

To:  [Address]

            Re: The Custodial Agreement, dated as of April 1, 2006, among Morgan Stanley Mortgage Capital Inc. as the Purchaser, Morgan Stanley Credit Corporation, as the Seller and the Servicer, LaSalle Bank National Association, as the Trustee, Wells Fargo Bank, National Association, as the Master Servicer and Securities Administrator and Wells Fargo Bank, National Association as the Custodian.

          In connection with the administration of the Mortgage Loans held by you as the Custodian on behalf of the Purchaser, we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name Address & Zip Code:
------------------------------------


Mortgage Loan Number:
---------------------


Send Custodial File to:
-----------------------





Reason for Requesting Documents (check one)
-------------------------------------------

___1. Mortgage Loan Paid in Full. (The Purchaser or its designee hereby certifies that all amounts paid in connection therewith have been received.)

___2. Mortgage Loan Repurchase Pursuant to Section 9 of the related Purchase Agreement. (The Purchaser or its designee hereby certifies that the repurchase price paid in connection therewith has been received.)

___3. Mortgage Loan Liquidated By ____________ (The Purchaser or its designee hereby certifies that all proceeds of foreclosure, insurance, or other disposition have been finally received and credited.)

___4.             Mortgage Loan in Foreclosure


                                   Exh. 3-1

___5.             Other (explain) _______________________

          If box 1, 2 or 3 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

          If box 4 or 5 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

          Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the above-referenced Custodial Agreement.



                                          [TRUSTEE OR MASTER SERVICER]

                                          By: __________________________________
                                              Name:
                                              Title:
                                              Date:



                                   Exh. 3-2

                                   EXHIBIT 4
                                   ---------

                  FORM OF OPINION OF COUNSEL TO THE CUSTODIAN
                  -------------------------------------------



                                    (Date)

Morgan Stanley Mortgage Capital Inc.
1221 Avenue of the Americas, 27th Floor
New York, New York 10020

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attn: Global Securities and Trust Services MSM 2006-6AR

Ladies and Gentlemen:

          We have acted as counsel to Wells Fargo Bank, National Association (the "Custodian") in connection with the execution and delivery of that certain Custodial Agreement, dated as of April 1, 2006 (the "Agreement"), among you, as the Purchaser, Morgan Stanley Credit Corporation, as the Seller and the Servicer, LaSalle Bank National Association, as the Trustee, Wells Fargo Bank, National Association, as the Master Servicer and Securities Administrator and Wells Fargo Bank, National Association as the Custodian with respect to certain conventional residential Mortgage Loans.

          We have reviewed the Agreement and such other matters as we have deemed appropriate in order to deliver the opinions contained herein.

          In rendering the opinions expressed below, we have assumed, without any independent investigation or verification of any kind, that you are duly organized, validly existing and in good standing under the laws of the jurisdiction of your incorporation and have full power and authority to execute, deliver and perform the Agreement, and that the execution, delivery and performance of the Agreement by you has been duly authorized by all requisite corporate action and has been duly executed and delivered by you.

          Based upon the foregoing, it is our opinion that:

          1. The Custodian is a national banking association, duly organized, validly existing and in good standing under the laws of the United States of America with full right, power and authority to enter into, execute and deliver the Agreement. The Custodian is eligible to act as custodian under the terms of the Agreement.

          2. The Agreement has been duly authorized, executed and delivered by the Custodian and constitutes the legal, valid and binding agreement of and is enforceable against the Custodian in accordance with its terms, subject to bankruptcy laws and other similar laws


                                   Exh. 4-1
of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

          [We are members of the Bar of the State of ___________. We do not express herein any opinion as to matters governed by any law other than the law of the State of _________, the laws of the State of _____________applicable to ____________corporations and the federal law of the United States of America.]

          This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon, except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.



                                         Very truly yours,


                                   Exh. 4-2

                                   EXHIBIT 5
                                   ---------



                  AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN
                  -------------------------------------------


NAME                                         SPECIMEN SIGNATURE
----                                         ------------------


--------------------------------------       ----------------------------------


--------------------------------------       ----------------------------------


--------------------------------------       ----------------------------------


--------------------------------------       ----------------------------------


--------------------------------------       ----------------------------------



                                   Exh. 5-1

                                   EXHIBIT 6
                                   ---------



                  AUTHORIZED REPRESENTATIVES OF THE PURCHASER
                  -------------------------------------------


NAME                                         SPECIMEN SIGNATURE
----                                         ------------------


--------------------------------------       ----------------------------------


--------------------------------------       ----------------------------------


--------------------------------------       ----------------------------------


--------------------------------------       ----------------------------------


--------------------------------------       ----------------------------------



                                   Exh. 6-1

                                  EXHIBIT 7
                                  ---------

                          FORM OF LOST NOTE AFFIDAVIT
                          ---------------------------

          I, as _______________________ (title) of Wells Fargo Bank, National Association (the "Custodian"), am authorized to make this Lost Note Affidavit on behalf of Wells Fargo Bank, National Association. In connection with the administration of the Mortgage Loans held by Wells Fargo Bank, National Association as Custodian on behalf of _______________ (the "Investor"), ______________(hereinafter called "Deponent"), being duly sworn, deposes and says that:

          1. Custodian's address is:

          [CUSTODIAN'S Address]

          2. Custodian previously delivered to the Investor a signed Certification with respect to the Mortgage Note referred to below;

          3. Such Mortgage Note was endorsed or sold to the Investor by ________________ pursuant to the terms and provisions of a
______________Agreement dated and effective as of ___________ ______, _______;

          4. Such Mortgage Note is not outstanding pursuant to a Request for Release of Documents;

          5. Such Mortgage Note (hereinafter called the "Original") has been lost;

          6. Deponent has made or has caused to be made diligent search for Original and has been unable to find or recover same;

          7. The Custodian was the Custodian of the Original at the time of loss; and

          8. Deponent agrees that, if the Original should ever come into Custodian's possession, custody or power, Custodian will immediately and without consideration surrender Original to the Investor.

          9. Attached hereto is a true and correct copy of (i) the Mortgage Note, endorsed in blank by the Mortgagee, and (ii) the Mortgage or Deed of Trust [strike one] with evidence of recording thereon which secures the Note.

          10. Deponent hereby agrees that the Custodian (a) shall indemnify and hold harmless [INVESTOR], its successors, and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of the Mortgage Notes, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Lost Note Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the lost Mortgage Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Mortgage Loan evidenced by the lost Mortgage Note, (iv) the issuance of new instrument in lieu thereof and (v) any claim


                                   Exh. 7-1
whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the "Losses") and (b) if required by any Rating Agency in connection with placing such lost Mortgage Note into a securitization transaction, shall obtain a surety bond from an insurer acceptable to the applicable Rating Agency in an amount acceptable to such Rating Agency to cover any Losses with respect to such lost Mortgage Note.

          11. Capitalized terms used but not defined herein shall have the respective meanings given them in the Custodial Agreement, dated as of August 28, 2005, between Morgan Stanley Credit Corporation and Wells Fargo Bank, National Association.

          12. This Lost Note Affidavit is intended to be relied on by the Investor, its successors, and assigns and _________________ represents and warrants that it has the authority to perform its obligations under this Lost Note Affidavit.

                                      EXECUTED THIS____day of_________,
                                      ______, on behalf of the Custodian by:

                                      ___________________________________
                                      Signature

                                      ___________________________________
                                      Typed Name & Title

          On this ________day of _____________________, ________, before me appeared _______________________________________________________, to me
personally known, who being duly sworn did say that she/he is the _________________________________ of _________________, and that said Lost
Note Affidavit was signed and sealed on behalf of such corporation and said _______________________acknowledged this instrument to be the free act and deed of said corporation.


___________________________
Notary Public in and for the
State of ________________

My Commission expires:  _______________


                                   Exh. 7-2

                                   EXHIBIT 8

                            MORTGAGE LOAN SCHEDULE

                             (attached to the PSA)








                                   Exh. 8-1

                                                     EXHIBIT 9

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                            SERVICING CRITERIA                             APPLICABLE SERVICING
                                                                                                 CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
                                       General Servicing Considerations
--------------------                                                                       ----------------------
                     Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the
1122(d)(1)(i)        transaction agreements.
--------------------                                                                       ----------------------
                     If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)       activities.
--------------------                                                                       ----------------------
                     Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)      back-up servicer for the mortgage loans are maintained.
--------------------                                                                       ----------------------
                     A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)       agreements.
--------------------                                                                       ----------------------
                                      Cash Collection and Administration
--------------------                                                                       ----------------------
                     Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
1122(d)(2)(i)        days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Disbursements made via wire transfer on behalf of an obligor or to
1122(d)(2)(ii)       an investor are made only by authorized personnel.
--------------------                                                                       ----------------------
                     Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)      transaction agreements.
--------------------                                                                       ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.
--------------------                                                                       ----------------------
                     Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
1122(d)(2)(v)        13k-1(b)(1) of the Securities Exchange Act.
--------------------                                                                       ----------------------
                     Unissued checks are safeguarded so as to prevent unauthorized
1122(d)(2)(vi)       access.
--------------------                                                                       ----------------------
                     Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days
1122(d)(2)(vii)      specified in the transaction agreements.
--------------------                                                                       ----------------------

                                                     Exh. 7-2


------------------------------------------------------------------------------------------ ----------------------
                                            SERVICING CRITERIA                             APPLICABLE SERVICING
                                                                                                 CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
                                      Investor Remittances and Reporting
--------------------                                                                       ----------------------
                     Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)        Servicer.
--------------------                                                                       ----------------------
                     Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in
1122(d)(3)(ii)       the transaction agreements.
--------------------                                                                       ----------------------
                     Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of
1122(d)(3)(iii)      days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)       statements.
--------------------                                                                       ----------------------
                                          Pool Asset Administration
--------------------                                                                       ----------------------
                     Collateral or security on mortgage loans is maintained as required              X
1122(d)(4)(i)        by the transaction agreements or related mortgage loan documents.
--------------------                                                                       ----------------------
                     Mortgage loan and related documents are safeguarded as required by              X
1122(d)(4)(ii)       the transaction agreements
--------------------                                                                       ----------------------
                     Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)      requirements in the transaction agreements.
--------------------                                                                       ----------------------
                     Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage
1122(d)(4)(iv)       loan documents.
--------------------                                                                       ----------------------
                     The Servicer's records regarding the mortgage loans agree with the
                     Servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)        balance.
--------------------                                                                       ----------------------
                     Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with
1122(d)(4)(vi)       the transaction agreements and related pool asset documents.
--------------------                                                                       ----------------------
                     Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)      established by the transaction agreements.
--------------------                                                                       ----------------------
                     Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
1122(d)(4)(viii)     is deemed temporary (e.g., illness or unemployment).
--------------------                                                                       ----------------------
                     Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan
1122(d)(4)(ix)       documents.
--------------------                                                                       ----------------------

                                                     Exh. 7-3


------------------------------------------------------------------------------------------ ----------------------
                                            SERVICING CRITERIA                             APPLICABLE SERVICING
                                                                                                 CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
                     Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                     and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other
1122(d)(4)(x)        number of days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)       other number of days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the
1122(d)(4)(xii)      obligor's error or omission.
--------------------                                                                       ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
--------------------                                                                       ----------------------
                     Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)      agreements.
--------------------                                                                       ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------

-------------------- --------------------------------------------------------------------- ----------------------

                                                    Exh. 7-4
